Exhibit 21.1

Subsidiaries of National Financial Partners Corp.

As of December 31, 2008

SUBSIDIARY	STATE OR JURISDICTION OF ORGANIZATION
2171817 Ontario Inc.	Ontario, Canada

401(k) Advisors, Inc.	California

401(k) Producer Services, Inc.	California

Administrative Systems, Inc.	Washington

ADP/Statewide Insurance Agencies, Inc.	New Jersey

Advanced Settlements, Inc.	Florida

Affiliated Insurance Services of Central Florida, Inc.	Florida

Alan H. Horowitz C.L.U., Inc.	New York

Alan Kaye Insurance Agency, Inc.	California

Alexander Benefits Consulting, LLC	Colorado

Alliance Capital Services Insurance Agency, Inc.	Massachusetts

Alternative Benefit Solutions, Inc.	North Carolina

American Benefits Insurance Corporation	Massachusetts

American Financial Solutions, Inc.	Florida

Anderson Consulting Group, Ltd.	New York

Arnone, Lowth, Wilson & Leibowitz, Inc. f/k/a Arnone, Lowth, Fanning, Wilson & Leibowitz, Inc.	New York

Arthur D. Shankman & Company, Inc.	New Jersey

Asgard Incorporated	California

Asset Management Partners, LLC	Florida

Balanced Program, Inc. (The)	Washington

Balser Financial Corporation	Georgia

Balser Technology Group, LLC f/k/a Balser Technology Group, Inc.	Georgia

SUBSIDIARY	STATE OR JURISDICTION OF ORGANIZATION
Barry Kaye Associates, Inc.	California

Bay Ridge Group Advisory Services, Inc. (The)	New York

Bay Ridge Group, Inc. (The)	New York

Beacon Retirement Planning Services, Inc.	Texas

Benefit Associates, Inc.	Pennsylvania

Benefit Consultants and Administrators, Inc.	South Carolina

Benefit Fiduciary Corporation	Rhode Island

Benefit Information Services, Inc.	Minnesota

Benefit Management Group, LLC	South Carolina

Benefit Plan Services, LLC f/k/a Benefit Plan Services, Inc.	Georgia

Benefit Planning Services, Inc.	Illinois

Benefits Solution Group Inc. (The)	Louisiana

Bernard R. Wolfe & Associates, Inc.	Maryland

BHR Financial Services, Inc.	Texas

Bingham & Hensley Resources, Inc.	Tennessee

Bishop, Ortiz & LoCascio Associates, Inc.	Florida

BMG of WNY, Inc.	New York

BMI Benefits, L.L.C.	New Jersey

Bob McCloskey Agency, Inc.	New Jersey

Boston Insurance Trust, Inc.	Massachusetts

Brokerage Design & Consultants, Inc.	Colorado

Browning Group II, Inc. (The)	Colorado

Cash & Associates, Inc.	Florida

Cashman Consulting & Investments, LLC	Washington

SUBSIDIARY	STATE OR JURISDICTION OF ORGANIZATION
Charon Planning Corporation	New Jersey

Christie Financial Group, Inc.	Minnesota

Clippinger Financial Group, LLC	Indiana

Clouse Financial, Inc.	Ohio

COMP Consulting Companies, LLC (The)	Delaware

Compass Capital Management, LLC	Connecticut

Comrisk Specialty Products, Inc.	Arizona

Consolidated Brokerage Services, Inc.	Delaware

Consolidated Educational Services, Inc.	New Jersey

Contemporary Benefits Design, Inc.	North Carolina

Corporate Benefit Advisors, Inc.	North Carolina

Corporate Benefits, Inc.	South Carolina

Creative Edge Concepts, LLC	California

Creative Edge Planning & Insurance Services, LLC	California

Cross Keys Asset Management, Inc.	Maryland

Curtis & Associates, Inc.	Missouri

D.J. Portell & Assoc., Inc.	Illinois

Dascit/White & Winston, Inc.	New York

Delessert Financial Services, Inc.	Massachusetts

Delott & Associates, Inc.	Illinois

Dennis P. Buckalew & Associates, Inc.	Illinois

DiMeo Schneider & Associates, LLC	Illinois

DNA Brokerage, L.L.C.	Iowa

DOT Benefits Consulting Corp.	Ontario, Canada

DOT Integrated Financial Corp.	Ontario, Canada

SUBSIDIARY	STATE OR JURISDICTION OF ORGANIZATION
Dreyfuss & Birke, Ltd.	New York

Dublin Insurance Services, Inc.	California

ECA Marketing, Inc.	Minnesota

Educators Preferred Corporation	Michigan

Eilers Financial Services, Inc.	Vermont

Eisenberg Financial Group, Inc.	Florida

Employers Preferred Corporation	Michigan

Estate & Corporate Advisors, Inc.	Arizona

Estate Resource Advisors, Inc.	California

Excess Reinsurance Underwriters, Inc.	Pennsylvania

Executive Benefit Systems, Inc.	Alabama

Executive Services Securities, LLC f/k/a Executive Services Securities, Inc.	Georgia

FBD Consulting, Inc.	Missouri

FDR Financial Group, Inc.	Florida

FFR Financial & Insurance Services, LLC	California

Field Underwriters Agency, Inc.	Ohio

Financial Architects Partners, LLC (The)	Rhode Island

Financial Concepts of the Twin Cities, Inc.	Minnesota

Financial Group, LLC (The)	Ohio

First Financial Partners Corp.	West Virginia

First Financial Resources, Ltd.	Connecticut

First Global Financial & Insurance Services, Inc.	California

Fleischer-Jacobs & Associates, Inc.	Delaware

Fortune Financial Group, Inc.	Delaware

SUBSIDIARY	STATE OR JURISDICTION OF ORGANIZATION
Four Winds Tribal Services, LLC	California

Gaines & Smith Financial Group, Inc.	Florida

Gateway Benefits, Inc.	Missouri

GB Endeavors, Inc.	Missouri

Golden & Cohen, L.L.C.	Maryland

Great Midwest Brokerage Corporation	Wisconsin

GSFG, Inc.	New York

Hallman and Lorber Associates, Inc.	New York

Harbor Group Ltd.	New York

Harbor Management Company, LLC	New York

Hartfield Company, Inc. (The)	Indiana

Hartfield Louisville, LLC	Kentucky

Harvest Financial Group, Inc.	Kansas

HDE, LLC	Delaware

Hebets & Maguire, LLC	Arizona

Heartland Group, Inc. (The)	Illinois

Herrig & Herrig Financial Services of Florida, Inc.	Florida

Highland Capital Brokerage, Inc.	Delaware

Highland Capital Brokerage, Inc.	Washington

Highland Capital Holding Corporation	Delaware

Holleran Consulting Group, Inc.	Florida

Hostetler Church, LLC	Maryland

Howard Kaye Insurance Agency, Inc.	California

Howard M. Koff, Inc.	California

SUBSIDIARY	STATE OR JURISDICTION OF ORGANIZATION
Ikon Communications, Inc.	Puerto Rico

Ikon Financial, Inc.	Puerto Rico

Ikon Insurance, Inc. f/k/a Ikon Benefits Group, Inc.	Puerto Rico

Ikon Solutions, Inc. f/k/a Ikon Benefit Services, Inc.	Puerto Rico

Ikon US, Inc.	Florida

Innova Risk Management, LLC	Delaware

Innovative Benefits Consulting, Inc.	Pennsylvania

Innovest Advisors, Inc.	Pennsylvania

Innovest Financial Management, Inc.	Pennsylvania

Insreview, Inc.	New York

Institutional Life Administration, LLC	Delaware

Institutional Life Services (Florida), LLC	Delaware

Institutional Life Services, LLC	Delaware

Insurance & Investment Professionals, Inc.	Wisconsin

Insurance and Financial Services, Inc.	Florida

Integrated Planning Associates, Inc.	New York

International Risk – IRC, Inc.	Massachusetts

IPS Advisors, Inc.	Texas

IRC, Inc.	New Mexico

James & James Benefit Brokers, LLC	South Carolina

JR Katz, Inc.	Illinois

KNW Group, LLC (The)	Minnesota

Kring Financial Management, Inc.	Georgia

Lanning & Associates, Inc.	Kansas

SUBSIDIARY	STATE OR JURISDICTION OF ORGANIZATION
Last Quote U.S.A., Inc.	New York

LBG Financial Advisors, Inc.	Pennsylvania

Legacy Capital Group Arkansas, Inc.	Arkansas

Lenox Advisors, Inc.	New York

Lenox Long Term Care, LLC	New York

Liberty Financial Services, Inc.	Kansas

Lifestyle Settlements, Inc.	California

Lincoln Benefits Group, Inc.	New Jersey

Linn & Associates, Inc.	Florida

Longnecker & Associates, Inc.	Texas

LTCI Partners, LLC	Wisconsin

Lucco Financial Partners, Inc.	Illinois

M&M Brokerage Services, Inc.	New York

M.T.D. Associates, LLC	New Jersey

Maguire Financial Advisors, LLC	Delaware

Management Brokers, Inc.	California

Management Compensation Group/Southeast, LLC (The) f/k/a Management Compensation Group/Southeast Incorporated (The)	Georgia

Marc F. Jones Advisors Corp.	California

Maschino, Hudelson & Associates, LLC	Oklahoma

Massachusetts Business Association, L.L.C.	Massachusetts

McKenzie, Labella, Matol & Co.	New Jersey

Meltzer Group, Inc. (The)	Maryland

Meltzer-Karlin Property & Casualty, Inc.	Maryland

SUBSIDIARY	STATE OR JURISDICTION OF ORGANIZATION
Meltzer Wealth Management, Inc.	Maryland

Michael G. Penney Insurance, Inc.	Florida

Michael G. Rudelson and Company	Texas

Mitchell & Moroneso Insurance Services, Inc.	Texas

Modern Portfolio Management, Inc.	Ohio

Monaghan, Tilghman & Hoyle, Inc.	Maryland

Mosse & Mosse Insurance Associates, Inc.	Massachusetts

National Enrollment Services, Inc.	Illinois

National Insurance Brokerage, LLC	Florida

National Madison Group, Inc.	New York

National Madison-Robinson, LLC	New York

National Settlement Consultants of Pennsylvania, Inc.	Pennsylvania

Nemco Benefits, Inc. f/k/a Kolinsky Hill Financial Group, Inc.	New York

Nemco Brokerage, Inc.	New York

NewMarket Financial Products, Inc.	Ohio

NFP Brokerage Insurance Services, Inc.	Delaware

NFP Executive Services, LLC	Delaware

NFP Insurance Services, Inc.	Texas

NFP Life Services, LLC	Delaware

NFP Property & Casualty Services, Inc. f/k/a Preferred Services Group of N.Y., Ltd.	New York

NFP Securities, Inc.	Texas

NFP/AMP Holdings, LLC	Florida

Noabrand, Inc.	Maryland

SUBSIDIARY	STATE OR JURISDICTION OF ORGANIZATION
Northeast Business Trust	Massachusetts

Northeast Brokerage Services Insurance Agency, Inc.	Massachusetts

Northeast Financial Group, Inc.	New Jersey

Northeast Insurance Broker Services, LLC	Vermont

NuVision Financial Corporation, Inc.	Georgia

Oklahoma Financial Center, Inc.	Oklahoma

P&A Capital Advisors, Inc.	New York

Partners Holdings, Inc.	Delaware

Partners Marketing Services of Pennsylvania, Inc.	Pennsylvania

Patricia Tanner & Associates	California

Pen/Flex, Inc.	California

Peninsula Advisors, L.L.C.	California

Pennsylvania Business Review, Inc.	Pennsylvania

Peregrine Advisers, Inc.	Pennsylvania

Personal Capital Management, Inc.	New York

Peyser & Alexander Management, Inc.	New York

Plan Design Services, Inc.	North Carolina

Portell Financial Services, Inc.	Illinois

Portell Management, LLC	Illinois

Potomac Basin Group Associates, LLC	Delaware

Preferred Benefits Group, Inc.	New Jersey

Priestley Company, Inc. (The)	Alabama

Pro Financial Services, Inc.	Illinois

Professional Benefits Solutions, Inc.	Maryland

Professional Outsourcing Solutions Corp.	Maryland

SUBSIDIARY	STATE OR JURISDICTION OF ORGANIZATION
Professional Pensions, Inc.	Connecticut

Proplanco, Inc.	Colorado

Provise Management Group, LLC	Florida

PRW Associates Insurance Agency, Inc.	Massachusetts

Public Employers Benefit Association, LLC	Michigan

Quantum Care, Inc.	New Jersey

R.E. Lee Holdings, Inc.	Washington

Randel L. Perkins Insurance Services, Inc.	California

RealCare Insurance Marketing, Inc.	California

Renaissance Bank Advisors, LLC	Georgia

Renaissance Benefit Advisors, Inc. f/k/a Brown Bridgman & Company	Pennsylvania

Retirement Investment Advisors, Inc.	Oklahoma

Robert E. Lee (SCIP), Inc.	Washington

Robert E. Lee of Southern California Insurance Agency	California

Robert Schechter & Associates, Inc.	Michigan

Sampers Financial, Inc.	New Jersey

Schmidt Financial Group, Inc.	Washington

Scorica, Inc.	Hawaii

Shepard & Scott Corp.	New Jersey

Smith & Frank Group Services, Inc.	Texas

Sontag Advisory, LLC	New York

Spalding Financial Group, Inc. (The)	Florida

STA Benefits Holdings, LLC	Illinois

SUBSIDIARY	STATE OR JURISDICTION OF ORGANIZATION
STA Benefits, Ltd.	Texas

STA, Inc.	Texas

Stallard Financial Strategies, Inc.	Texas

Stephen Wolff, Inc.	California

Stuart Cohen & Associates, Inc.	California

Summit Group, Inc. (The)	Pennsylvania

Support Financial Services, Inc.	Utah

Thorbahn and Associates Insurance Agency, Inc.	Massachusetts

TJF Planning, Inc.	New York

TMG Insurance Services, Inc.	Kentucky

Total Financial & Insurance Services, Inc.	California

Trinity Financial Services, L.L.C.	Oklahoma

Udell Associates, Inc.	Florida

United Advisors, LLC	Delaware

United Businessman’s Insurance Agency, Inc.	Massachusetts

Universal Insurance Services of Florida, Inc.	Florida

Van den Heuvel & Fountain, Inc.	New Jersey

Virtual Benefits Corporation	Maryland

Windsor Insurance Associates, Inc.	California

Wisconsin Insurance World, Ltd.	Wisconsin

Zidd Agency, Inc.	Ohio